JUNE 20, 2024
SUPPLEMENT TO THE FOLLOWING:
THE HARTFORD MIDCAP FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2024
HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding The Hartford MidCap Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective immediately, Timothy W. Egan, CFA is added as a portfolio manager for The Hartford MidCap Fund (the “Fund”). Philip W. Ruedi, CFA and Mark A. Whitaker, CFA will remain as portfolio managers for the Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:
(1) Under the headings “Management” in the above referenced Summary Prospectus and “The Hartford MidCap Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following information is added to the portfolio manager table:
Portfolio Manager	Title	Involved with Fund Since
Timothy W. Egan, CFA	Senior Managing Director and Equity Portfolio Manager	2023
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  MidCap Fund” in the above referenced Statutory Prospectus, the following information for Timothy W. Egan, CFA is added:
Timothy W. Egan, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since June 2024 and has been involved in securities analysis for the Fund since 2023. Mr. Egan joined Wellington Management as an investment professional in 2006.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7674
June 2024